ALPS ETF TRUST

ALERIAN MLP ETF (Ticker: AMLP)

PRINCIPAL LISTING EXCHANGE FOR THE ETF: NYSE Arca, Inc.

Prospectus

August 11, 2010

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

ALERIAN MLP ETF (the “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.85%

(1)            “Other Expenses” are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund’ s net assets. Since the Fund has not yet commenced investment operations, a tax expense of 0.00% has been assumed since it cannot be predicted whether the Fund will incur a benefit or liability in the future.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

1 Year	3 Years
$ 87	$ 271

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. The Fund has not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” - or indexing - investment approach designed to track the performance of the Index. The Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Index was developed by Alerian, a leading provider of objective MLP benchmarks, data and analytics. The Index is comprised of 25 energy infrastructure MLPs that earn a majority of their cash flow from the transportation and storage of energy

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commodities. As of December 31, 2009, the U.S. dollar-denominated market capitalizations of the Index Components ranged from approximately $750 million to approximately $17 billion.

The Fund will normally invest at least 90% of its total assets in securities that comprise the Index (or depositary receipts based on such securities). The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index.

MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NASDAQ Stock Market (“NASDAQ”).

To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors associated with investing in the Fund which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Tax Status of the Fund. The Fund is taxed as a regular corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Deferred Tax Liability. Cash distributions from an MLP to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the net asset value (“NAV”). From time to time, ALPS Advisors, Inc. (the “Investment Adviser”) will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 35% and an assumed rate attributable to state taxes.

Potential Substantial After-Tax Tracking Error From Index Performance. As discussed above, the Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Tax-Favored Treatment of Qualified Dividends is Scheduled to Expire. Distributions by the Fund will be treated as dividends for tax purposes to the extent of the Fund’s current or accumulated earnings and profits. Under current federal income tax law, if applicable holding period requirements are met, qualified dividend income received by individuals and other non corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. However, the favorable tax treatment applicable to qualified dividends is scheduled to expire for tax years beginning after December 31, 2010 and, unless further Congressional action is taken, dividend income will thereafter be subject to U.S. federal income tax at the rates applicable to ordinary income (which rates are scheduled to increase at that time to a maximum rate of 39.6%).

Industry Specific Risks. The Fund invests primarily in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, the following:

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■	reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;

■	new construction risks and acquisition risk which can limit growth potential;

■	a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;

■	changes in the regulatory environment;

■	extreme weather;

■	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and

■	threats of attack by terrorists.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, as described in more detail in the Prospectus. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Liquidity Risk. Although common units of MLPs trade on the NYSE, the NASDAQ, and American Stock Exchange (“AMEX”), certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Investment Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Issuer Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issues can be more volatile than that of larger issues.

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Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Non-Correlation Risk. In addition to the risk of tracking error due to the effect of taxes, the Fund’s return may not match the return of the Index for other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report its performance information.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund. Arrow Investment Advisors, LLC (the “Sub-Adviser”) is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

William E. Flaig, Jr., Chief Investment Officer of Arrow Investment Advisors, LLC, is responsible for the day to day management of the Fund since its inception in August 2010. Adrian Bachman, CFA®, Portfolio Manager, specializes in the quantitative equity analysis of the Fund.

PURCHASE AND SALE INFORMATION

ALPS ETF Trust (the “Trust”) will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) under the trading symbol “AMLP” and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s taxable distributions will generally be taxed as ordinary income or capital gains. A portion of the Fund’s distributions is also expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Fund Shares.

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INTRODUCTION – ALPS ETF Trust

The Trust is an investment company currently consisting of eleven separate exchange traded index funds. This Prospectus relates to the Alerian MLP ETF.

The Fund’s Shares are listed on the NYSE Arca. The Fund’s Shares will trade at market prices that may differ to some degree from the NAV of the Shares.

Unlike conventional mutual funds, the Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed in-kind and/or for cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

WHO SHOULD INVEST

The Fund is designed for investors who seek a relatively low-cost “passive” approach for investing in a portfolio of securities of companies in a specified index. The Fund may be suitable for long-term investment in the market represented by a specified index and may also be used as an asset allocation tool or as a speculative trading instrument.

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the performance before fees and expenses of the Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees.

ADDITIONAL INFORMATION ABOUT THE INDEX

Index Construction

An MLP must meet the following criteria in order to be eligible for inclusion in the Index:

•	Earn at least 50% of its distributable cash flow from energy infrastructure hard assets that are not directly exposed to changes in commodity prices
•	Be a publicly traded partnership or limited liability company (“LLC”) exempt from corporate taxation
•	Trade on the NYSE, NASDAQ, or AMEX
•	Represent the primary limited partner interests of a partnership or LLC that is an operating company
•	Have four consecutive quarters of distributions equal to or greater than the partnership’s MQD
•	Have a median daily trading volume for each of the trailing six full months of at least 25,000 units

An independent advisory board of auditors, MLP executives, institutional fund managers, legal partners, and other senior financial professionals reviews all constituent changes to the Index as well as all modifications to methodology to ensure that they are made objectively and without bias. The board is comprised of a minimum of five members and a maximum of 13 members, all of whom must be independent. Any material modification to index methodology, introduction of a new index, or interim constituent change, such as that caused by merger and acquisition activity, will result in interim meetings of the board.

Index Components are selected quarterly in connection with the reconstitution of the Index. Their respective weights are rebalanced quarterly using a modified capitalization weighted, float adjusted methodology in connection with the rebalancing of the Index. The Index rebalancing occurs quarterly on

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the third Friday of the last month of each calendar quarter. Share weights of the Index Components remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Index are not adjusted between rebalancing dates for shares issued or shares repurchased. Their respective weights are rebalanced quarterly in connection with the rebalancing of the Index.

The information contained herein regarding the Index was provided by Alerian.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s Summary Information Section along with additional risk information.

Industry Specific Risk

Energy infrastructure companies also are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. However, the MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices. Also, a significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

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A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

MLP Risk

Investments in securities of MLPs involve risks that differ from an investment in common stock.

Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner.

MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The Fund derives substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Investment Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. The Fund expects to generate significant investment income, and the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not have the ability to make cash distributions as investors expect from MLP-focused investments.

MLP Tax Risks

The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

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Non-Diversification Risk

The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund will select its investments from the small pool of energy infrastructure MLPs consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Shares.

SECONDARY INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its total assets in component securities that comprise the Index. The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund will not lend its portfolio securities.

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the NYSE Arca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

These risks are described further in the Statement of Additional Information.

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INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Investment Adviser, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. The Investment Adviser currently employs four investment professionals with more than 70 years combined industry experience managing sub-advisers. As of June 30, 2010, the Investment Adviser provided supervisory and management services on approximately $1.5 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.85% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays the expenses of the Fund, including the fees of the sub-adviser and the cost of transfer agency, custody, fund administration, legal, audit, and other services, other than taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation not incurred in the ordinary course of the Fund’s business.

Sub-Adviser

Arrow Investment Advisors, LLC acts as the Funds’ sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser, a registered investment adviser, has its principal office located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832. As of March 31, 2010, the Sub-Adviser had approximately $442 million in assets under management.

Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from the Fund, at the annual rate of 0.08% of average net assets.

Approval of Advisory and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and the Sub-Advisory Agreement will be available in the Fund’s annual report to shareholders for the period ending December 31, 2010.

Portfolio Management

The Sub-Adviser manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities based on the Fund’s Index.

William E. Flaig, Jr. is responsible for the day to day management of the Fund. Mr. Flaig joined the Sub-Adviser as Chief Investment Officer in February of 2007, prior to which he was a principal of Paladin Asset Management from 2005-2007. To Paladin, Mr. Flaig brought a body of original research in absolute return factors, which he refined there and which evolved into Paladin’s corresponding alternative investment strategies. From 2000 to 2005, Mr. Flaig served Rydex Investments in portfolio management roles of increasing responsibility, culminating with his appointment as Director of Portfolio Management/Director of Investment Strategy, with responsibility over all Rydex Portfolio Managers.

Adrian Bachman, CFA®, specializes in the quantitative equity analysis of the Fund. Before joining the Sub-Adviser as a portfolio manager in June 2008, Mr. Bachman spent eleven years at Rydex Investments as a portfolio manager.

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The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

PURCHASE AND REDEMPTION OF SHARES

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots” at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund’s Shares are expected to be approved for listing on NYSE Arca, subject to notice of issuance, under the symbol “AMLP.”

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses and accrued deferred tax liabilities), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE Arca on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available

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bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER

Alerian is the index provider for the Fund. Alerian is an independent company that provides objective market information and is a leader of MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and Master Limited Partnerships. The company started its business of developing and maintaining financial indexes, including the Index, on June 1, 2006. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Investment Adviser to allow the Investment Adviser’s use of the Index for the operation of the Fund. The Investment Adviser pays licensing fees to Alerian from the Investment Adviser’s management fees or other resources. The Investment Adviser has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Fund to utilize the Index. The Fund pays no fees to Alerian or the Investment Adviser under the Sub-Licensing Agreement.

DISCLAIMERS

Alerian is the designer of the construction and methodology for the Index. “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for the Index. Alerian is not responsible for the descriptions of the Index or the Fund that appear herein. Alerian is not affiliated with the Trust, the Investment Adviser, the Sub-Adviser or the Distributor.

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The Fund is not sponsored, endorsed or promoted by the Index Parties. The Index Parties make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and do not guarantee the quality, accuracy or completeness of the Index or any Index data included herein or derived therefrom and assume no liability in connection with their use. The Index is determined and composed without regard to the Investment Adviser, the Sub-Adviser or the Fund. The Index Parties have no obligation to take the needs of the Investment Adviser, the Sub-Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. The Index Parties are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. The Index Parties have no obligation or liability in connection with the administration or trading of the Fund.

The Index Parties do not guarantee the accuracy and/or completeness of the Index or any data included therein, and the Index Parties shall have no liability for any errors, omissions, or interruptions therein. The Index Parties make no warranty, express or implied, as to results to be obtained by the Investment Adviser, the Sub-Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Index or any data included therein. The Index Parties make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Investment Adviser and Sub-Adviser do not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Investment Adviser and Sub-Adviser shall have no liability for any errors, omissions or interruptions therein. The Investment Adviser and Sub-Adviser make no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Investment Adviser and Sub-Adviser make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Investment Adviser and Sub-Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net Investment Income and Capital Gains

As a Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to their shareholders as “distributions.”

It is the policy of the Trust each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that they earn from cash distributions and interest on their investments, and any capital gains, net of the Fund’s expenses). A portion of the Fund’s distributions are also expected to be treated as a return of capital for tax purposes.

The Trust is an open-end registered investment company under the 1940 Act. As such, the Fund is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Fund. In this regard, that portion of the Fund’s income which consists of gain realized by the Fund on a sale of equity units in an MLP (other than the portion of such gain representing recapture income) may constitute long-term capital gain subject to this limitation. Cash distributions received by the Fund from the MLPs in which such Fund invests generally will not constitute long-term capital gain, except to the extent that (i) such MLP distributions relate to long-term capital gain realized by the MLP on a sale by the MLP of its assets or (ii) the distributions received from a particular MLP exceed such Fund’s tax basis in its equity units in such MLP. The Fund does not expect that a material portion of the cash distributions they receive from MLPs in which they invest will constitute long-term capital gain.

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The Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,
•	You sell your Shares listed on NYSE Arca, and
•	You purchase or redeem Creation Units.

Please note that you are still subject to taxes on withdrawals that you make from an IRA plan.

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund, to Fund shareholders that are, or that are holding Shares through, a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund’s Shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local, or foreign tax consequences to you before making an investment in the Fund’s Shares.

Federal Income Taxation of the Fund

The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy

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assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

As discussed below, the Fund expects that a portion of the distribution it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Investment Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Investment Adviser expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Investment Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the applicable Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Investment Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 35% and an assumed rate attributable to state taxes.

Federal Income Taxation of Holders of the Fund’s Shares — U.S. Shareholders

Receipt of Distributions

Distributions made to you by the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intend to invest, the Investment Adviser anticipates that the distributed cash from the MLPs generally will exceed the Fund’s Share of the MLPs’ taxable income. Consequently, the Investment Adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your tax basis in the Fund’s Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.

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Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Under current federal income tax law, qualified dividend income received by individuals and other non corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15% (scheduled to increase to 20% for taxable years beginning on or after January 1, 2011). However, the favorable tax treatment applicable to qualified dividends is set to expire for tax years beginning after December 31, 2010 and, thus, qualifying dividend income will thereafter be subject to U.S. federal income tax at the rates applicable to ordinary income (which rates are scheduled to increase at that time to a maximum rate of 39.6%), unless further Congressional action is taken. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

Dividends paid by the Fund are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

Redemptions and Sales of Shares

A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. An exchange of shares of the Fund for shares of another fund will be treated as a taxable sale of such Fund’s Shares with an amount realized equal to the fair market value of the shares received in the exchange. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate common shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning on or after January 1, 2011). The deductibility of capital losses is subject to limitations under the Code.

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of any of the Fund’s Shares will not report on its federal income tax return any items of income, gain, loss, and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of such Fund’s Shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Similarly, the income and gain realized from an investment in the Fund’s Shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company. Furthermore, the Fund’s Shares will constitute “qualifying assets” to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the

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amount of the Fund’s Shares owned by the regulated investment company does not constitute more than 5% of the value of the total assets held by the regulated investment company or more than 10% of the Fund’s outstanding voting securities.

Federal Income Taxation of Holders of the Fund’s Shares — Non-U.S. Shareholders

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Fund’s Shares that is not a U.S. Shareholder.

Receipt of Distributions.

Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from such Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

If the amount of a distribution exceeds a Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in such Fund’s Shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder’s tax basis in such Fund’s Shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in “Redemptions and Sales of Shares” below.

Redemptions and Sales of Shares

A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund’s Shares, except in the following cases:

- the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. or, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.,

- the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or

- the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of common shares become, a U.S. real property holding corporation.

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Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Backup Withholding

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the applicable Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, or other applicable form. Furthermore, the IRS may notify the applicable Fund to institute backup withholding if the IRS determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28% and is scheduled to increase to 31% on January 1, 2011. The ability to deduct capital losses may be limited.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year, and treated as short-term capital gain or loss if the Shares have been held for one year or less.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

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CONTINUOUS OFFERING

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that such Fund’s Prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are disclosed each day on its website at www.alpsetfs.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.alpsetfs.com.

FINANCI AL HIGHLIGHTS

The Fund has not yet commenced operations and therefore does not have a financial history.

FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

•	Call your financial professional
•	www.alpsetfs.com; www.mlpetf.com

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Dealers

•	www.alpsetfs.com; www.mlpetf.com
•	Distributor Telephone: 866.675.2639; 877.526.9298

Investment Adviser	Sub-Adviser

ALPS Advisors, Inc.	Arrow Investment Advisors, LLC
1290 Broadway	2943 Olney-Sandy Spring Road, Suite A
Suite 1100	Olney, Maryland 20832
Denver, Colorado 80203

Distributor

ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, Colorado 80203

Custodian	Transfer Agent

The Bank of New York Mellon	The Bank of New York Mellon
101 Barclay Street	101 Barclay Street
New York, New York 10286	New York, New York 10286

Legal Counsel	Independent Registered Public Accounting Firm

Dechert LLP	Deloitte & Touche LLP
1095 Avenue of the Americas	555 17th Street, Suite 3600
New York, New York 10036	Denver, Colorado 80202

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A Statement of Additional Information dated August 11, 2010, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.675.2639 or 877.526.9298. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsetfs.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

August 11, 2010

Investment Company Act File No. 811-22175.

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ALPS ETF Trust (Ticker: AMLP)

Statement of Additional Information

Dated August 11, 2010

PRINCIPAL LISTING EXCHANGE FOR THE ETF: NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated August 11, 2010 for the Alerian MLP ETF, a series of the ALPS ETF Trust (the “Trust”), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, ALPS Distributors, Inc., or by calling toll free 866.513.5856.

INDICATIVE INTRA-DAY VALUE	33

OTHER INFORMATION	33

LICENSE AGREEMENT AND DISCLAIMERS	34

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on September 13, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of eleven investment portfolios. This SAI relates to the Alerian MLP ETF (the “Fund”). The shares of the Fund are referred to herein as “Shares” or “Fund Shares.”

The Fund will offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities included in its underlying index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The Fund’s Shares are expected to be listed on NYSE Arca, Inc. (“NYSE Arca”). Fund Shares trade on NYSE Arca at market prices that may be below, at, or above NAV. Shares will be redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund has a distinct investment objective and policies. There can be no assurance that the Fund’s objective will be achieved. The investment objective of the Fund is to seek investment results that correspond (before fees and expenses) generally to the price an yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Index”). The Index was created by Alerian (“Alerian”)

All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold is provided below.

The Fund’s Share prices will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Fund should not be relied upon as a complete investment program.

Investment Restrictions

The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the “Board”) as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Shares of the Fund.

Except for restriction (2), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restriction 7, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Fund (except as otherwise noted below) may not:

(1)        Invest 25% of its total assets in the securities of issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. government or any of its agencies or instrumentalities). Nonetheless, to the extent the Fund’s Index is concentrated in a particular industry or group of industries, the Fund’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to Index Components (as defined below) to track its Index.

(2)        Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3)        Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)        Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5)        Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)        Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue	senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. The Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)        Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4)        Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Principal Investment Risks,” “Principal Risks of Investing in the Fund” and “Additional Risk Considerations.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

General Considerations and Risks

Investment in the Fund should be made with an understanding that the value of the portfolio of securities held by such Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

The Fund is not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Fund unless the securities of such issuer are removed from its Index.

An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Index. It is also possible that for short periods of time, the Fund may not fully replicate the performance of its Index due to the temporary unavailability of certain Index securities in the Secondary Market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of its portfolio securities.

The Index consists of a number of components (the “Index Components”) selected in accordance with Alerian’s rules-based methodology for such Index. Each qualification of an Index Component set forth below is measured as of each quarterly rebalance date.

Under normal circumstances, at least 90% of the Fund’s net assets, plus the amount of any borrowings for investment purposes will be invested in its Index Components. In addition, the Fund may invest up to 10% of its net assets in investments not included in its Index, but which the Investment Adviser (as defined below) or Sub-Adviser (as defined below) believes will help the Fund track its Index. For example, there may be instances in which the Investment Adviser may choose to purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index Components in seeking to replicate, before fees and expenses, the performance of the Index.

Furthermore, the Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on one or more Index Components in order to achieve exposures that are similar to those of the Index. The Fund will not directly employ leverage in its investment strategies.

Loans of Portfolio Securities. The Fund will not lend its portfolio securities.

Senior Securities. In general, the Fund may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow the Fund to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts, and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. The Fund may utilize exchange-traded futures and options contracts.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the Underlying Index components or a subset of the components.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund’s Prospectus and this SAI.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. NYSE Arca may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca inadvisable. NYSE Arca will remove the Shares of the Fund from listing and trading upon termination of the Fund.

The Fund’s continued listing on the Exchange or another stock exchange or market system is a condition of the exemptive relief the Fund obtained from the SEC to operate as exchange-traded funds (“ETFs”). The Fund’s failure to be so listed would result in the termination of the Fund.

As in the case of other stocks traded on NYSE Arca, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The general supervision of the duties performed by the Investment Adviser and the Sub-Adviser for the Fund under the Investment Advisory Agreement and the Sub-Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Investment Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

Independent Trustees

Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Mary K. Anstine, age 69	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	20

Ms. Anstine is a Trustee of ALPS Variable Insurance Trust (1 fund); Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (6 funds); Reaves Utility Income Fund; and

Westcore Trust (12 funds).

Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Jeremy W. Deems, age 33	Trustee	Since March 2008	Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, ReFlow Fund, LLC, a liquidity resourcing company, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	15	Mr. Deems is a Trustee of ALPS Variable Insurance Trust (1 fund); Financial Investors Trust (6 funds); and Reaves Utility Income Fund.

Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Rick A. Pederson, age 57	Trustee	Since March 2008

President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present;

Partner, Western Capital Partners (a private lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 - 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002-2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002-present; NexCore Properties LLC (a real estate investment company), 2004-present; Urban Land Conservancy (a not-for-profit organization), 2004-present.

				10	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Interested Trustee

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees

Thomas A. Carter, age 43	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS Fund Services”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. and Executive Vice President and Director of ALPS Fund Services and ALPS Holdings, Inc. Because of his position with ALPS Fund Services, ADI and AAI, Mr. Carter is deemed an affiliate of the Funds as defined under the 1940 Act. Before joining ALPS Fund Services, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				15	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS Fund Services.

Officers

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Melanie Zimdars, age 33	Chief Compliance Officer (“CCO”)	Since December 7, 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. From 2001 until joining Wasatch in 2005, she was a Compliance Officer for U.S. Bancorp Fund Services, LLC. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Insurance Trust, EGA Emerging Global Shares Trust, Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc. and Liberty All-Star Equity Fund.

Kimberly R. Storms, age 37	Treasurer	Since March 2008

Ms. Storms is Director of Fund Administration and Senior Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS Variable Insurance Trust; Assistant Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, and Financial Investors Trust; and Assistant Secretary of Ameristock Mutual Fund, Inc.

William Parmentier, age 57	Vice President	Since March 2008

Mr. Parmentier is Senior Vice President and Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Tané T. Tyler, age 44	Secretary	Since December 2008

Ms. Tyler is Senior Vice President, General Counsel and Secretary of ALPS. Ms. Tyler joined ALPS in 2004. Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund from December 2006-2008; Secretary, Reaves Utility Income Fund from December 2004—2007; Secretary, Westcore Funds from February 2005—2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004—December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

* The	business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** This	is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 25, 2008. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 25, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-President and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since March 25, 2008. He currently serves as President of Foundation Properties, Inc., a real estate investment manager, is a Partner at Western Capital Partners, a prime lending company, and Bow River Capital Partners, an investment manager. Mr. Pederson is also Principal of the Pauls Corporation, a real estate development, and Director of Neenan Co., an integrated real estate development, architecture and construction company, NexCore Properties LLC, a real estate investment company, and Urban Land Conservancy, a not-for-profit organization. He has previously served as a Director at Guaranty Bank and Trust, a community bank, and Winter Park Recreational Association, an entity that operates, maintains and develops Winter Park Resort. He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Thomas A. Carter

Mr. Carter has been an Interested Trustee and Chairman of the Trust since March 25, 2008. Since joining ALPS Fund Services, Inc. in 1994, Mr. Carter joined ALPS Fund Services, Inc., the Funds’ administrator, in 1994 and currently serves as President of ALPS Distributors, Inc., the Funds’ principal underwriter, and ALPS Advisors, Inc., the Funds’ investment adviser. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder. He was selected to serve as a Trustee of the Trust based on his business, accounting, financial services and investment management experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Investment Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Investment Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Thomas A. Carter, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Investment Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board from time to time. The Board has determined not to appoint a lead independent trustee. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s multiple series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the Funds’ service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Investment Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Investment Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Investment Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Investment Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman) and Pederson. The Audit Committee met three times during the fiscal year ended December 31, 2009.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems and Pederson. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended December 31, 2010.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Remuneration of Trustees and Officers. Each Independent Trustee receives (1) a quarterly retainer of $3,500, (2) a per meeting fee of $1,500, (3) $750 for any special meeting held outside of a regularly scheduled board meeting and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2009:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Portfolio Complex Paid To Trustees(1)
Mary K. Anstine, Trustee	$22,500	$0	$0	$62,250
Jeremy W. Deems, Trustee	$22,500	$0	$0	$47,827
Rick A. Pederson, Trustee	$22,500	$0	$0	$22,250

(1)	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Officers who are employed by ALPS Advisors, Inc. (the “Investment Adviser”) receive no compensation or expense reimbursements from the Trust.

Investment Adviser. The Fund is managed by the Investment Adviser. The Investment Adviser, a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Investment Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser. The Investment Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. The Investment Adviser is an affiliate of ALPS Fund Services, Inc., who serves as the Funds’ administrator, and ALPS Distributors, Inc., who serves as Distributor to the Funds.

Located in Denver, Colorado, ALPS Holdings was founded in 2005 and assumed the business of ALPS Financial Services, which was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS Holdings and its affiliates provide fund administration services to funds with assets in excess of $19 billion and distribution services to funds with assets of more than $227 billion.

Alerian has agreed to make certain payments to the Investment Adviser to facilitate the development of the Fund. The Investment Adviser’s receipt of payments from Alerian could be deemed to give the Investment Adviser an incentive to consider the input of Alerian when making recommendations to the Board with respect to such matters as the structure and marketing of the Fund.

Sub-Adviser. The Investment Adviser has delegated daily management of the Fund to Arrow Investment Advisors, LLC (the “Sub-Adviser”), who is paid by the Investment Adviser and not the Fund. The Sub-

Adviser is engaged to manage the investments of the Fund in accordance with their investment objectives, policies and limitations and investment guidelines established by the Investment Adviser and the Board. The Sub-Adviser is located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832.

Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Investment Adviser is responsible for all expenses of the Fund, including the fees of the Sub-Adviser and the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. For the Investment Adviser’s services to the Fund, the Fund has agreed to pay an annual management fee equal to 0.85% of its average daily net assets.

Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The initial term of the Investment Advisory Agreement is two years and continues thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser manages the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Investment Adviser.

Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from the Fund, at the annual rate of 0.08% of average net assets.

Other Accounts Managed by the Portfolio Managers; Compensation of the Portfolio Managers.

Information regarding the other accounts managed by the portfolio managers is set forth below:

	Accounts Managed
Name of Portfolio Managers	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
William Flaig	Registered Investment Companies	7	$492,430,311

Adrian Bachman	Registered Investment Companies	7	$492,430,311

Portfolio managers and team members at the Sub-Adviser who are responsible for the day-to-day management of the Fund are paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

Ownership of Securities

Because the Fund is newly organized, the portfolio managers do not own shares of the Fund.

Material Conflicts Of Interest.

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation”). In addition, current trading practices do not allow the Sub-Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio’s rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

Administrator

ALPS Fund Services serves as the Trust’s administrator. Pursuant to an administration agreement, ALPS Fund Services provides certain administrative, bookkeeping, and accounting services to the Trust. For the services, ALPS Fund Services receives a fee, accrued daily and paid monthly by the Investment Adviser from the management fee. ALPS Fund Services is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Custodian and Transfer Agent

The Bank of New York Mellon (“BNY”), also serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, BNY holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee.

Distributor

ALPS Distributors, Inc. is the distributor of the Fund’s Shares. Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.”

Index Provider

Alerian is the index provider for the Fund (“Index Provider”). Alerian is an independent company that provides objective market information, and is a leader of MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and Master Limited Partnerships. The company started its business of developing and maintaining financial indexes, including the Index, on June 1, 2006. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Investment

Adviser to allow the Investment Adviser’s use of the Index for the operation of the Fund. The Investment Adviser pays licensing fees to Alerian from the Investment Adviser’s management fees or other resources. The Investment Adviser has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Fund to utilize the Index. The Fund pays no fees to Alerian or the Investment Adviser under the Sub-Licensing Agreement.

Alerian uses a rules-based methodology (the “Index Methodology”) to construct and maintain the Index. The Index and the Index Methodology, including a list of the component securities of the Index, can be found on the Index Provider’s website at www.alerian.com.

Counsel

Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Fund’s independent registered public accounting firm. Deloitte & Touche LLP audits the Fund’s financial statements and performs other related audit services.

AGGREGATIONS

Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository” below).

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser, who has in turn delegated the responsibility to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with their proxy policies and procedures, a summary of which is included in Appendix A to this Statement of Additional Information. The Board will periodically review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund will be available at no charge upon request by calling 866.513.5856 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Fund’s
Form N-PX will also be available on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of the Fund’s portfolio holdings with the SEC on
Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q and Form N-CSR may also be reviewed and copied, when available, at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551. 8090. The Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 866.513.5856 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund’s complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of NYSE Arca via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Sub-Adviser, and ALPS will not disseminate non-public information concerning the Trust.

CODE OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser, the Sub-Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on September 13, 2007.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently is comprised of ten funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by the fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust’s policies, the Sub-Adviser effects transactions with those brokers and dealers that the Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Sub-Adviser and its affiliates do not currently participate in soft dollar transactions.

The Sub-Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

CONTROL PERSONS

As of the date of this SAI, no entity owns of record 5% or more of the outstanding Shares of the Fund.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.

Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust will issue and sell Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities—the “Deposit Securities”—per each Creation Unit Aggregation constituting a substantial replication of the stocks included in its respective Underlying Index (“Fund Securities”) and an amount of cash—the “Cash Component”—computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on NYSE Arca (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the Fund’s respective Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of such Fund’s respective Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Investment Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the relevant Fund by no later than 11:00 a.m. Eastern time of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m. Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below.)

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 15% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m. Eastern time on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. Eastern time the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the relevant Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 15% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m. Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the relevant Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee will be $500 per transaction. The Maximum Creation/Redemption Transaction Fee will be $500 per transaction.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at its NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem

Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to the fund, the Custodian, through the NSCC, makes available prior to the opening of business on NYSE Arca (currently 9:30 a.m. Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for the fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m. Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. Eastern time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus three Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business

Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Holidays are subject to change without notice.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Fund Shares. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Fund Shares as capital assets within the meaning of the Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

As discussed below, the Fund expects that a portion of the distribution it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Investment Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Investment Adviser expects that the cash flow received by the fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Investment Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the applicable Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Investment Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 35% and an assumed rate attributable to state taxes.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. The tax basis of Shares of the Fund must be reduced by any distribution which is treated as a return of capital for tax purposes. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if Fund Shares or other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of the Fund through the means of the dividend reinvestment service (see above) will nevertheless be taxable dividends to shareholders acquiring such additional Shares.

Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from such Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

If the amount of a distribution exceeds a Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in such Fund’s shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder’s tax basis in such Fund’s shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in “Redemptions and Sales of Shares” below.

A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund’s shares, except in the following cases:

- the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. or, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.,

- the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or

- the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of common shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the applicable Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, or other applicable form. Furthermore, the Service may notify the applicable Fund to institute backup withholding if the Service determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28% and is scheduled to increase to 31% on January 1, 2011. The ability to deduct capital losses may be limited.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.

The Exchange calculates the IIV during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies. Although Fund provides the independent third party calculator with information to calculate the IIV, the Fund are not involved in the actual calculation of the IIV and are not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

OTHER INFORMATION

The Fund are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve their objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund are registered investment companies, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

LICENSE AGREEMENT AND DISCLAIMERS

The information contained herein regarding the Index was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.

Shares of the Fund are not sponsored, endorsed, sold, or promoted by Alerian. Alerian makes no representation or warranty, express or implied, to the owners of the Shares of the Fund or any member of the public regarding the advisability of trading in the product(s). Alerian has no obligation to take the needs of ALPS Advisors (in its capacity as licensee of the Index, the “Licensee”) or the owners of the Shares of the Fund into consideration in determining, composing or calculating the Index. Alerian is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be listed or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. Alerian has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.

Alerian does not guarantee the accuracy and/or the completeness of the Index or any data included therein and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Shares of the Fund, or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein, without limiting any of the foregoing, in no event shall Alerian have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Alerian and Licensee.

APPENDIX A

Proxy Voting

POLICY

Arrow generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 (“Funds”) and clients that are pension plans (“Plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth Arrow’s policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

•	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;
•	Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and
•	Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

Proxies may have economic value and, where Arrow is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view of enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Arrow and our clients with respect to proxy voting are resolved in the best interests of clients.

FOR MORE INFORMATION:

The primary contact with respect to this policy is the Chief Investment Officer.

Proxy Voting

PURPOSE:

In order to best serve the financial interest of our clients while voting proxies the following procedures have been created.

PROCEDURE:

1.      Procedures – Arrow (“Proxy Voting Manager”) is responsible for voting proxies (or refraining from voting) proxies for a client in a manner that Arrow, in the exercise of its independent business judgment, concludes are in the best economic interests of such client. In some cases, the Proxy Voting Manager may determine that it is in the best economic interests of a client to refrain from exercising the client’s proxy voting rights. The Proxy Voting Manager will normally vote on specific proxy issues in accordance with the proxy voting guidelines. Arrow’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. The Proxy Voting Manager may, in the exercise of his business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a client. The Proxy Voting Manager votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the client, the client’s affiliates (if any), or Arrow. When voting proxies, the Proxy Voting Manager attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

When the Proxy Voting Manager exercises voting rights, by proxy or otherwise, with respect to investment companies owned by clients, the Proxy Voting Manager will vote the shares held by the client in the same proportion as the votes of all other holders of such security.

2.      Resolving Potential Conflicts of Interest – The Proxy Voting Manager is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

•	managing a pension plan for a company whose management is soliciting proxies;
•	significant business relationship – having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast;
•

significant personal/family relationship – Arrow, its employees or affiliates have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interests, if a potential conflict of interest exists, the Proxy Voting Manager will vote a proxy regarding that proposal in any of the following manners:

•	Refer Proposal to the Client – Arrow may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
•

Obtain Client Ratification – If Arrow is in a position to disclose the conflict to the client (i.e., such information is not confidential), Arrow may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent to how Arrow will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•

Use an Independent Third Party for All Proposals – Subject to any client imposed proxy voting policies, Arrow may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

•

Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict – Subject to any client imposed proxy voting policies, Arrow may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

3.      Securities Subject to Lending Arrangements – For various legal or administrative reasons, Arrow is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. Arrow will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Arrow may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Arrow’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

4.      Special Issues with Voting Foreign Proxies – Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Arrow may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

5.      Exchange Traded Funds (“ETFs”) Rule 12d-1F grants reliefs from all but one of the restrictions for 12d-1A, if all proxies voted with respect to underlying funds are voted in the same proportion as all other shareholder votes in the underlying fund on each proposal. For all proxy votes regarding ETFs that Arrow and/or its sub-advisors may rely on for the 12d-1F relief Arrow and or/its sub-advisor is required to attach a form letter to the ballot stating the following:

“WITH RESPECT TO EACH PROPOSAL ON THE ATTACHED PROXY BALLOT, PLEASE VOTE OUR SHARES IN THE SAME PROPORTION AS THE VOTE OF ALL OTHER HOLDERS OF SUCH SECURITY”

REPORTING REQUIREMENTS:

Assistance with Form N-PX and Proxy Voting Record – Arrow shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Arrow, voted on the client’s behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

•	the name of the issuer of the portfolio security;
•	the exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
•	the Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
•	the shareholder meeting date;
•	a brief identification of the matter voted on;
•	whether the matter was proposed by the issuer or by a security holder;
•	whether Arrow cast the client’s vote on the matter;

•	how Arrow cast the client’s vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•	whether Arrow cast the client’s vote for or against management.

TESTING AND REVIEW:

Compliance will obtain a quarterly attestation from the Chief Investment Officer to ensure that these procedures are being complied with. Furthermore, the Compliance Department will at a minimum audit these policies and procedures annually and will maintain evidence of such review.

RECORDKEEPING:

Arrow shall keep the following records:

•	a copy of this Policy;
•	proxy Statements received regarding client securities;
•	records of votes cast on behalf of clients;
•	any documents prepared by Arrow that were material to making a decision how to vote, or that memorialized the basis for the decision; and
•	records of client requests for proxy voting information.

With respect to Arrow Funds clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Arrow. Additionally, Arrow may keep Fund client records as part of Arrow’ records.

Arrow may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Arrow that are maintained with a third party, such as IRRC, provided that Arrow has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

TRAINING:

Compliance and Portfolio personnel receive necessary on the job training.

DISCLOSURE:

Disclosure of How to Obtain Voting Information – On or before August 6, 2003, Rule 206(4)-6 requires Arrow to disclose in response to any client request how the client can obtain information from Arrow on how its securities were voted. Arrow will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Arrow. Upon receiving a written request from a client, Arrow will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Arrow to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Arrow will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Arrow will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

REVISIONS:

These procedures shall remain in effect until amended, modified or terminated.

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